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FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|

___________________________

THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	59-2283428 (I.R.S. employer identification no.)
800 Brickell Avenue Suite 300 Miami, Florida (Address of principal executive offices)	33131 (Zip code)

___________________________

Bond Trust Products LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	35-2215554 (I.R.S. employer identification no.)
Bond Trust Products LLC Capitol Office Center 3422 Old Capitol Trail #188 Wilmington, DE (Address of principal executive offices)	19808-6192 (Zip code)

___________________________

Pass-Through Trust Certificates
(Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

666390_1

1.

General information.  Furnish the following information as to the trustee:

(a)

Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	Atlanta, Georgia 30309
Federal Deposit Insurance Corporation	Washington, D.C. 20429

 (b)

Whether it is authorized to exercise corporate trust powers.

Yes.

2.

Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.

List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.

A copy of the articles of association of The Bank of New York Trust Company of Florida, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717).

2.

A copy of certificate of authority of the trustee to commence business.
(Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717).

3.

A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717).

4.

A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717).

6.

The consent of the trustee required by Section 321(b) of the Act.

7.

A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

666390_1

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 3rd day of December, 2003.

THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

By:

Name:  Derek Kettel

Title:    Vice President

666390_1

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 3rd day of December, 2003.

THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

By:   /S/ DEREK KETTEL

Name:   DEREK KETTEL

Title:     VICE PRESIDENT

666390_1

EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of BOND TRUST PRODUCTS LLC Pass-Through Trust Certificates, The Bank of New York Trust Company of Florida, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

THE BANK OF NEW YORK TRUST

COMPANY OF FLORIDA, N.A.

By: ____________________________

 Name:  Derek Kettel

 Title:    Vice President

Jacksonville, Florida

December 3, 2003

666390_1

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

of 800 Brickell Avenue, Suite 300, Miami, FL 33131

At the close of business June 30, 2003, published in accordance with Federal regulatory authority instructions.

Dollar Amounts

    in Thousands

ASSETS

Cash and balances due from

depository institutions:

Noninterest-bearing balances

  and currency and coin

 $4,501

Interest-bearing balances

   6,098

Securities:

Held-to-maturity securities

 0

Available-for-sale securities

   8,620

Federal funds sold and securities

purchased under agreements to resell:

Federal funds sold in domestic offices

   0

Securities purchased under agreements to resell

   0

Loans and lease financing receivables:

Loans and leases held for sale

 0

Loans and leases,

  net of unearned income. . . .

0

LESS: Allowance for loan and

  lease losses. . . . . . . . . .

0

Loans and leases, net of unearned

  income and allowance and reserve

  0

Trading assets

   0

Premises and fixed assets (including

capitalized leases)

     1,332

Other real estate owned

      0

Investments in unconsolidated

subsidiaries and associated

companies

     0

Customers' liability to this bank

on acceptances outstanding

   0

Intangible assets

      Goodwill

15,127

      Other Intangible Assets

507

Other assets

   1,150

Total assets

 $37,335

LIABILITIES

Deposits:

In domestic offices

   $1,661

Noninterest-bearing . . . . . . .

1,661

Interest-bearing. . . . . . . . .

0

Federal funds purchased and securities

sold under agreements to repurchased:

Federal funds purchased in domestic offices

    0

Securities sold under agreements to repurchase

   0

Trading liabilities

     0

Other borrowed money:

(includes mortgage indebtedness

and obligations under capitalized

leases)

       6,000

Bank's liability on acceptances

  executed and outstanding

     0

Subordinated notes and debentures

     0

Other liabilities

    3,266

Total liabilities

   10,927

Minority interest in consolidated subsidiaries

     0

EQUITY CAPITAL

Common stock

     750

Surplus

     4,299

Retained earnings

     21,356

Accumulated other comprehensive

income

        3

Other equity capital components

         0

Total equity capital

     26,408

Total liabilities and equity capital

     $37,335

I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Thomas J. Mastro

)

Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Richard G. Jackson

)

Nicholas C. English

)

Directors

Karen B. Shupenko

)

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